FOR IMMEDIATE RELEASE                                       CONTACT: CHRIS ALLEN
ATTN:  BUSINESS/FINANCIAL EDITORS                                 (312) 917-8331
                                                    CHRISTOPHER.ALLEN@NUVEEN.COM

                                                                KATHLEEN CARDOZA
                                                                   (312)917-7813
                                                     KATHLEEN.CARDOZA@NUVEEN.COM



            NUVEEN INVESTMENTS REPORTS RECORD SECOND QUARTER EARNINGS AND 22% GROWTH IN ASSETS UNDER MANAGEMENT FROM LAST YEAR

CHICAGO, IL, JULY 25, 2005 - Nuveen Investments, Inc. (NYSE: JNC), a leading provider of diversified investment services, today reported record earnings for the second quarter of the year. Net income of $41.0 million increased 14% over the second quarter of 2004.

Reflecting a mid-April repurchase of 18.2 million JNC common shares for $600 million, the Company's diluted shares outstanding for the second quarter were
82.6 million, resulting in earnings per share (diluted) of $0.50, an increase of 32% from the same period last year. Earnings before interest and taxes, which excludes for comparative purposes the effects of new borrowings incurred to repurchase the shares, were $70.7 million, up 16% from the prior year.

Second quarter gross sales were $6.5 billion, with positive net flows of $3.4 billion. Gross sales of institutional separate accounts and high-net-worth managed accounts totaled $5.2 billion. Gross sales of closed-end exchange-traded funds were $0.6 billion and gross sales of mutual funds were $0.7 billion.

Year-to-date net income was up 14% over the prior year and earnings per share (diluted) increased 21%. Gross sales for the first six months of the year were $14.1 billion with positive net flows of $7.7 billion. Flows were positive across all product lines for both the current quarter and the first half of the year.

Total assets under management increased to $124 billion at June 30, 2005, from $102 billion a year ago and $115 billion at December 31, 2004. The 22% increase in assets under management from a year ago was driven by $16 billion of positive net flows and $6 billion of market appreciation. Strong asset growth resulted in advisory fee revenue increasing 17% in the second quarter and also 17% for the first half of the year.

Commenting on the Company's results, Tim Schwertfeger, Chairman & CEO of Nuveen Investments, said, "We are very pleased to report another quarter of high-quality, consistent growth. Double-digit asset, revenue and earnings growth this quarter and year-to-date reflect our increasing ability to meet investors' needs for high-quality investment solutions in a variety of market environments. As we've expanded our product offerings, we're also building a more balanced base of assets under management. At the end of the quarter, assets under management included 48% in municipal portfolios, 39% in equity-based portfolios and 13% in taxable income-oriented portfolios.

"Second quarter gross sales of $6.5 billion were up 8% versus the prior year and positive net flows of $3.4 billion were up 11% due to continued momentum in managed accounts. Second quarter managed account gross sales of $5.2 billion and positive net flows of $2.5 billion were driven by NWQ value portfolios and Nuveen municipal accounts. Rittenhouse "blue chip" growth accounts had net outflows. During the quarter we raised approximately $560 million in new closed-end exchange-traded funds primarily through the Nuveen Equity Premium Advantage Fund which invests in an equity-index, option-writing strategy. Additionally we had $350 million of positive mutual fund flows as we continue to experience growing demand for our value and municipal funds.

"Building on the demand for NWQ value strategies, we launched three new NWQ mutual funds this quarter - a small-to-mid cap fund, a small-cap fund and a global fund," said Schwertfeger. "This initiative is an example of our continued focus on product innovation, which has fueled our strong organic growth over the past several years."

Nuveen Investments, Inc. will host a conference call to discuss its second quarter results today, July 25, at 10:00 am central time. To access this call live or listen to an audio replay, visit the investor relations section of the Company's website at www.nuveen.com.

Nuveen Investments provides high-quality investment services designed to help secure the long-term goals of institutions and high-net-worth investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets its highly specialized investment teams, each with its own brand name and area of expertise: NWQ, specializing in value-style equities; Nuveen, focused on fixed-income investments; Rittenhouse, dedicated to "blue-chip" growth equities; and Symphony, with expertise in alternative investments as well as equity and income portfolios. In total, the Company manages $124 billion in assets. Nuveen Investments is listed on The New York Stock Exchange and trades under the symbol "JNC."

Certain statements made by the Company in this release are forward-looking statements. The Company's actual future results may differ significantly from those anticipated in any forward-looking statements due to numerous factors. These include, but are not limited to, the effects of the substantial competition in the investment management business, including competition for access to brokerage firms' retail distribution systems, the Company's reliance on revenues from investment management contracts which renew annually, regulatory developments, accounting pronouncements, and other additional risks and uncertainties as set forth in the Company's filings with the SEC. The Company undertakes no responsibility to update publicly or revise any forward-looking statements.

                                       ###

                             Financial Table Follows

NUVEEN INVESTMENTS
CONSOLIDATED STATEMENTS OF INCOME (1)
For the Year Ended December 31, 2004
and the Quarter Ended June 30, 2005
In thousands, except share data



                                                                              2004
                                                  1ST QTR       2ND QTR      3RD QTR           4TH QTR         TOTAL
REVENUES:

Investment advisory fees
 from assets under
  management (2)                                 $112,355       115,345      120,989           127,125       475,814
Product distribution                                2,427         1,833        2,290             2,409         8,959
Performance fees/other revenue                      4,912         3,235        8,338             4,379        20,864
 Total operating revenues                         119,694       120,413      131,617           133,913       505,637

EXPENSES:

Compensation and benefits                          36,651        39,233       45,380            44,057       165,321
Advertising and promotional
 costs                                              3,019         3,121        3,460             2,557        12,158
Occupancy and equipment
 costs                                              4,813         4,776        5,018             5,133        19,740
Amortization of intangible
 assets                                             1,299         1,273        1,273             1,273         5,118
Travel and entertainment                            1,863         2,089        1,730             2,299         7,981
Outside and professional
  services                                          5,446         5,800        5,507             5,464        22,216
Minority interest expense                             469           468          470               469         1,876
Other operating expenses                            4,404         4,950        4,323             4,675        18,353
  Total operating expenses                         57,965        61,709       67,161            65,927       252,762

OTHER INCOME/(EXPENSE)                              2,845         2,380        1,454               869         7,547

INCOME BEFORE NET INTEREST
  AND TAXES                                        64,574        61,084       65,910            68,854       260,422

NET INTEREST EXPENSE                               (2,646)       (2,338)      (2,079)             (853)       (7,916)

INCOME BEFORE TAXES                                61,928        58,746       63,831            68,001       252,506

INCOME TAXES:

 Federal                                           20,183        19,197       20,835            22,781        82,996
 State                                              3,868         3,571        3,935             1,730        13,103
  Total income taxes                               24,051        22,767       24,769            24,511        96,099

NET INCOME                                       $ 37,877        35,979       39,062            43,490       156,408

AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES OUTSTANDING:

 Basic                                             92,867        92,609       92,435            92,776        92,671
 Diluted                                           96,305        95,494       95,415            97,269        96,121

EARNINGS PER SHARE:

 Basic                                            $  0.41          0.39         0.42              0.47          1.69

 Diluted                                      $      0.39          0.38         0.41              0.45          1.63

GROSS SALES (in millions):

 Mutual funds                                 $       391           282          407               545         1,625
 Managed accounts-retail                            3,716         3,466        3,576             4,740        15,497
 Managed accounts
   -institutional                                     963         1,728        1,128             2,120         5,939
 Exchange-traded funds                              1,023           512          640               713         2,888
   Total funds and accounts                   $     6,092         5,988        5,751             8,118        25,949

NET FLOWS (in millions):

  Mutual funds                                $        45          (207)         142               308           288
  Managed accounts-retail                           2,212         1,749        1,603             2,803         8,367
  Managed accounts
    -institutional                                    506         1,048          504             1,398         3,455
  Exchange-traded funds                             1,034           518          643               717         2,911
    Total funds and accounts                  $     3,797         3,108        2,891             5,226        15,022


MANAGED FUNDS AND ACCOUNTS
  (in millions):

ASSETS UNDER MANAGEMENT:
  Beginning of period                         $    95,356       100,923      101,857           106,891        95,356
   Sales - funds and accounts                       6,092         5,988        5,751             8,118        25,949
   Dividend reinvestments                              72            82           87               148           389
   Redemptions and
    withdrawals                                    (2,367)       (2,962)      (2,947)           (3,041)      (11,316)
      Total net flows into
        funds and accounts                          3,797         3,108        2,891             5,226        15,022
   Appreciation/
    (depreciation)of
     managed assets                                 1,771        (2,175)       2,144             3,336         5,076
  End of period                               $   100,923       101,857      106,891           115,453       115,453

 RECAP BY PRODUCT TYPE:
  Mutual funds                                $    12,438        11,873       12,293             12,680
  Exchange-traded funds                            48,620        47,262       49,226             50,216
  Managed accounts-retail                          28,587        30,302       32,265             36,975
  Managed accounts
     - institutional                               11,278        12,419       13,107             15,581
    Total assets
      under management                        $   100,923       101,857      106,891            115,453


  RECAP BY STYLE:
    Equity-based                              $    30,535        33,320       35,094             42,345
    Municipals                                     56,478        54,737       56,960             57,909
    Taxable income-oriented                        13,911        13,800       14,838             15,199
      Total assets
        under management                      $   100,923       101,857      106,891            115,453

                                                                               2005
                                             1ST QTR         2ND QTR         3RD QTR         4TH QTR            TOTAL
REVENUES:
Investment advisory fees
 from assets under
  management (2)                            $131,209         135,363               -               -          266,572
Product distribution                           2,803           2,440               -               -            5,243
Performance fees/other revenue                   856           1,088               -               -            1,944
 Total operating revenues                    134,868         138,890               -               -          273,759

EXPENSES:

Compensation and benefits                     43,038          44,034               -               -           87,071
Advertising and promotional
 costs                                         2,669           3,070               -               -            5,739
Occupancy and equipment
 costs                                         5,400           5,181               -               -           10,581
Amortization of intangible
 assets                                        1,273           1,273               -               -            2,546
Travel and entertainment                       1,686           2,095               -               -            3,780
Outside and professional
  services                                     5,829           6,477               -               -           12,306
Minority interest expense                      1,406           1,406               -               -            2,813
Other operating expenses                       4,544           7,490               -               -           12,034
  Total operating expenses                    65,845          71,025               -               -          136,870

OTHER INCOME/(EXPENSE)                         1,858           2,826               -               -            4,685

INCOME BEFORE NET INTEREST
  AND TAXES                                   70,881          70,692               -               -          141,573

NET INTEREST EXPENSE                            (989)         (4,418)              -               -           (5,407)

INCOME BEFORE TAXES                           69,892          66,274               -               -          136,166

INCOME TAXES:

 Federal                                      22,941          21,753               -               -           44,694
 State                                         3,758           3,563               -               -            7,321
  Total income taxes                          26,699          25,317               -               -           52,016

NET INCOME                                  $ 43,193          40,957               -               -           84,151

AVERAGE COMMON AND COMMON
 EQUIVALENT SHARES OUTSTANDING:

 Basic                                        93,757          78,238               -               -           85,955
 Diluted                                      98,913          82,580               -               -           90,704

EARNINGS PER SHARE:

 Basic                                      $   0.46            0.52               -               -             0.98
 Diluted                                    $   0.44            0.50               -               -             0.93

GROSS SALES (in millions):

 Mutual funds                               $    702             697               -               -            1,400
 Managed accounts-retail                       3,684           3,376               -               -            7,060
 Managed accounts
   -institutional                              1,882           1,823               -               -            3,705
 Exchange-traded funds                         1,414             560               -               -            1,974
    Total funds and accounts                $  7,682           6,456               -               -           14,138

  NET FLOWS (in millions):

  Mutual funds                              $    350             352               -               -              703
  Managed accounts-retail                      1,195           1,248               -               -            2,443
  Managed accounts
    -institutional                             1,328           1,270               -               -            2,597
  Exchange-traded funds                        1,424             576               -               -            2,000

    Total funds and accounts                $  4,297           3,447               -               -            7,743


MANAGED FUNDS AND ACCOUNTS
  (in millions):

Assets under management:
  Beginning of period                       $115,453         118,505               -               -          115,453
   Sales - funds and accounts                  7,682           6,456               -               -           14,138
   Dividend reinvestments                         61              92               -               -              153
   Redemptions and
    withdrawals                               (3,447)         (3,101)                       -      -           (6,548)
      Total net flows into
        funds and accounts                     4,297           3,447                        -      -            7,743
   Appreciation/
    (depreciation)of
     managed assets                           (1,244)          2,066               -               -              822
  End of period                             $118,505         124,018               -               -          124,018

 Recap by product type:
  Mutual funds                              $ 12,887          13,505               -               -
  Exchange-traded funds                       51,050          52,534               -               -
  Managed accounts-retail                     37,715          39,695               -               -
  Managed accounts
     - institutional                          16,853          18,284               -               -
Total assets
    under management                        $118,505         124,018               -               -

  RECAP BY STYLE:
    Equity-based                            $ 45,370          48,589               -               -
    Municipals                                57,894          60,069               -               -
    Taxable income-oriented                   15,242          15,360               -               -
      Total assets
        under management                    $118,505         124,018               -               -

(1) The Company began expensing the cost of stock options on April 1, 2004. All historical financial information has been restated.
(2) Advisory fee revenue will fluctuate based on the number of days in the quarter. In 2005, Q1 has 90 days, Q2 has 91 days, Q3 and Q4 have 92 days.
Note: Income before net interest and taxes (EBIT) is not a Generally Accepted Accounting Principle (GAAP) disclosure and should not be considered in isolation. In addition to net income, EBIT will be reported over the next several quarters to help the reader in assessing the results from the business operations relative to prior periods given the increased debt on our balance sheet - and the accompanying higher interest expense - as a result of a $600 million share repurchase in April 2005.